OPPENHEIMER NEW YORK MUNICIPAL FUND
                        Supplement dated January 1, 1998
          to the Statement of Additional Information dated January 17, 1997

      The Statement of Additional Information is amended as follows:

      1. The following section captioned "Deferred Compensation Plan" should appear immediately after the "Remuneration of Trustees" table, which begins on page 25:

     Deferred Compensation Plan. The Board of Trustees has adopted a Deferred Compensation Plan for disinterested trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not materially affect the Fund's assets, liabilities or net income per share. The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the Securities and Exchange Commission, the Fund may, notwithstanding its fundamental policy restricting investment in other open-end investment companies, as described on page 16 of the Statement of Additional Information, invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred fee account.

January 1, 1998                                     PX0360.001